SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K



                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported):
                          May 14, 1996



                   CONTINENTAL AIRLINES, INC.
     (Exact name of registrant as specified in its charter)



   Delaware                0-09781                 74-2099724
(State or other          (Commission             (IRS Employer
jurisdiction of          File Number)          Identification No.)
incorporation)



2929 Allen Parkway, Suite 2010, Houston, Texas            77019
  (Address of principal executive offices)             (Zip Code)


                         (713) 834-2950
      (Registrant's telephone number, including area code)


Item 5.  Other Events.

On May 14, 1996, Continental Airlines, Inc. ("Continental") filed a definitive proxy statement with the Securities and Exchange
Commission ("SEC"). Such definitive proxy statement is hereby incorporated herein by reference.

On June 26, 1996, Continental issued a press release announcing that its Board of Directors had approved a two-for-one stock split, payable on July 16, 1996 to holders of record of its Class B common stock and Class A common stock on July 2, 1996.

Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits

              99.1 Definitive proxy statement, filed with the SEC on May 14, 1996 and incorporated herein by reference.

              99.2  Press Release, dated June 26, 1996.


                            SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, Continental Airlines, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   CONTINENTAL AIRLINES, INC.



                                   By /s/ Jeffery A. Smisek

                                      Jeffery A. Smisek
                                      Senior Vice President and
                                        General Counsel

June 27, 1996

                          EXHIBIT INDEX


99.1 Definitive proxy statement, filed with the SEC on May 14, 1996 and incorporated herein by reference.

99.2   Press release, dated June 26, 1996.


CONTINENTAL AIRLINES ANNOUNCES STOCK SPLIT;
ELECTION OF DIRECTORS

     HOUSTON, June 26, 1996 -- Continental Airlines (NYSE: CAI.B and CAI.A) announced today that its Board of Directors has approved a two-for-one stock split, payable on July 16, 1996 to holders of record of its Class B common stock and Class A common stock on July 2, 1996. Each record holder of its common stock on July 2, 1996 will receive one share for every share held on that date. Certificates for the new shares are expected to be mailed on July 16, 1996.
     "We believe the stock split will make our stock more affordable to retail investors, and will bring additional liquidity to the market for our shares," said Lawrence W. Kellner, Chief Financial Officer of the carrier.
     Separately, the carrier announced that all the proposals placed before stockholders at its annual meeting on June 26 have been approved, and that stockholders have elected Thomas J. Barrack, Jr., Gordon M. Bethune, David Bonderman, Gregory D. Brenneman, Patrick Foley, Douglas McCorkindale, George G.C. Parker, Richard W. Pogue, William S. Price III, Donald L. Sturm, Karen Hastie Williams and Charles A. Yamarone to its Board of Directors. All directors, other than Mr. Parker, had previously been directors of the Company.
     Mr. Parker is Director of the MBA program and Professor of Management at the Graduate School of Business of Stanford University.
     "We're pleased to welcome Professor Parker to our Board," said Gordon Bethune, President and Chief Executive Officer. "We expect him to bring fresh and practical insights to our business and corporate governance."
     Continental is the fifth largest airline in the U.S., offering more than 2,000 jet and Express departures daily to 136 U.S. and 56 international destinations. Operating major hubs in Cleveland, Guam, Houston and Newark, Continental is strategically positioned for transcontinental travel, and offers extensive service to Latin America and Europe via its Houston and Newark gateways.
Continental was recently named the top airline in customer satisfaction among the nine major U.S. carriers on long-distance (500+ miles) flights, based on an independent survey of more than 2,600 frequent flyers conducted by J. D. Power and Associates in conjunction with Frequent Flyer magazine.